Exhibit 10.11

NET LEASE AGREEMENT

(899 West Evelyn)

Basic Lease Information

Defined Terms:	Information:

Lease Date:	April 11, 2019

Landlord:	West Evelyn Bryant Office Partners, L.P. a California limited partnership
6272 Virgo Road
Oakland, California 94611 Attn: Daniel Minkoff (with a copy of notices of default to any mortgagee and/or trust deed holders to the extent required under Section 27(b))

Tenant:	Prior to the Commencement Date:

Confluent, Inc., a Delaware corporation 101 University Avenue, Suite 111
Palo Alto, California 94301 Attn: Cheryl Dalrymple

After the Commencement Date:

The Premises, Attn: Cheryl Dalrymple with at all times a copy to

Shartsis Friese LLP
One Maritime Plaza, 18th Floor San Francisco, California 94111
Attn: Jonathan M. Kennedy/Scott A. Schneider

Premises:	The Premises referred to in this Lease are to be located at 899 West Evelyn Avenue, Mountain View, California 94041, and shall consist of a single stand-alone building containing a total of approximately seventy-five thousand four hundred seventy-five (75,475) rentable square feet which is one hundred percent (100%) (“Tenant’s Proportionate Share”) of the rentable square feet of the Building, the land upon which the Building will be located and all rights appurtenant thereto, as further defined below.

Term:	The term shall commence on the Commencement Date and shall continue until the date which is one hundred twenty-one (121) full calendar months after the Commencement Date (plus any partial month if the Commencement Date occurs on any day other than the first (1st) calendar day of the month).

Base Rent:	Those amounts specified in Section 5 hereof, payable in advance on the first day of each month

Use:	General office, data center, ancillary health club and café use and such other related uses.

Letter of Credit:	$8,151,300.

Broker for Tenant:	Savills Studley (Mark Moser) 705 High Street
Palo Alto, California 94301

Broker for Landlord:	Cushman & Wakefield (David Hiebert)
1950 University Avenue, Suite 220 East Palo Alto, California 94303

LIST OF EXHIBITS

A.	Description of Premises
A-1.	Gross Lease Measurements
B.	Notice of Lease Term Dates
C.	Letter of Credit
C-1.	Form of Approved SVB Letter of Credit
D.	Form of SNDA

NET LEASE AGREEMENT

This Lease is made and entered into by the Landlord and Tenant referred to in the Basic Lease Information. The Basic Lease Information attached to this Lease as page 1 is hereby incorporated into this Lease by this reference. The Lease shall also include Exhibits A through D listed in the Basic Lease Information, and such exhibits are hereby incorporated into this Lease by this reference.

1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all of the terms and conditions set forth herein, those certain premises described as the Premises in the Basic Lease Information. Notwithstanding the foregoing to the contrary, this Lease is expressly conditioned upon the termination by Landlord of that certain Net Lease Agreement, dated April 4, 2012, by and between Landlord and Nuance Communications, Inc., a Delaware corporation, pursuant to which Landlord leased the Premises to Nuance Communications, Inc. (“Nuance,” and such lease, the “Nuance Lease”). Landlord agrees to diligently attempt to achieve such termination of the Nuance Lease, and will keep Tenant apprised of the status of Landlord’s efforts. If Landlord succeeds in terminating the Nuance Lease, Landlord will promptly notify Tenant of such fact. If at any time Landlord reasonably believes that it is unable to terminate the Nuance Lease, Landlord may, by written notice to Tenant, terminate this Lease, in which event, this Lease shall automatically terminate and neither Landlord nor Tenant shall have any further rights or obligations under this Lease. Notwithstanding the foregoing, if, as of the date that is sixty (60) days following the date of mutual execution and delivery of this Lease, Landlord has not notified Tenant of Landlord’s successful negotiation and full execution of an agreement terminating the Nuance Lease in accordance with the terms described in this Article 1, Tenant will have the right, by written notice delivered to Landlord at any time prior to the date upon which Landlord so notifies Tenant of the termination of the Nuance Lease, to terminate this Lease.

2. CONDITION OF PREMISES: Landlord shall deliver possession of the Premises to Tenant, and Tenant shall accept the same, in its “AS IS” condition, subject to all recorded matters and governmental regulations, and without any warranties of any kind, including without limitation, any warranty of condition, or compliance with law, or that the Premises or any Building system are suitable for Tenant’s use. Tenant agrees that Landlord has no obligation and has made no promise to alter, remodel, improve, or repair the Premises or any part thereof or to repair, bring into compliance with applicable laws, or improve any condition existing in the Premises as of the Commencement Date or a condition to Tenant’s acceptance of the Premises. Tenant agrees that neither Landlord nor any of Landlord’s employees or agents has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant’s business therein. Any improvements or personal property located in the Premises are delivered without any representation or warranty from Landlord, either express or implied, of any kind, including merchantability or suitability for a particular purpose. Notwithstanding the foregoing to the contrary, Landlord shall deliver the Premises to Tenant with the heating, ventilation and air-conditioning unit(s), electrical, life-safety and plumbing serving the Premises in good working condition as of the date that Landlord delivers the Premises to Tenant. Tenant shall notify Landlord in writing within one month after the delivery of the Premises to Tenant if any of the foregoing are not in good condition, which notice shall specify in detail why Tenant believes such item(s) are not in good working condition. Tenant’s failure to so notify Landlord in writing within the foregoing one month period shall be deemed to be that the foregoing items (or the items for which no notice was provided) serving the Premises were in good working condition as of the date required hereunder. Tenant, pursuant to a separate agreement, has agreed to acquire separate items of furniture from a prior subtenant of the Premises. Landlord shall have no responsibility or liability with respect to such furniture. Tenant agrees that it shall be solely responsible for any sales tax with respect to the transfer of such furniture.

3.	DEFINITIONS:

(a) “Building” shall refer collectively to all buildings now or hereafter constructed upon the

Premises.

(b) If the Building shall contain leasable areas outside of the Premises, “Common Areas” shall refer to all areas and facilities that are provided and designated by Landlord from time to time for the general use of Tenant, and of other lessees in the Building, if any, and their respective employees, suppliers, shippers, customers, and invitees. In such event, Landlord hereby grants to Tenant, during the term of this Lease, the nonexclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rules, regulations, and restrictions governing the use of the Premises as from time to time made or amended by Landlord. Provided that Landlord, using its reasonable efforts, does not unreasonably interfere with Tenant’s use of the Premises, Landlord reserves the right at any time and from time to time, to: (i) make alterations in or additions to the Common Areas; and (ii) temporarily close any of the Common Areas for maintenance purposes.

(c) “Premises” shall refer collectively to the Building and the Lot as shown on Exhibit A attached hereto.

(d) “Lot” shall refer to the Assessor’s tax parcel(s) underlying the Premises. This Lease confers no rights either with regard to the subsurface of the land below the ground level of the Lot or with regard to airspace above the roof of the Building; provided, however, with Landlord’s prior written consent, which Landlord will not unreasonably withhold, condition or delay, Tenant may install and maintain telecommunication, utility and other similar facilities for its own use only on the roof of the Building so long as such facilities do not compromise the structural integrity of the Building and they are permitted by the City of Mountain View.

(e) “Rentable Area” shall be as defined in Section 1 above. Where the Building contains no other leasable areas other than the Premises, the Rentable Area of the Building shall be the same as the Rentable Area of the Premises.

4.	TERM AND POSSESSION:

(a) Subject to and upon the terms and conditions set forth herein, the Term of this Lease shall be for the period specified in the Basic Lease Information. The Term shall commence on the earlier of (i) the date that the Premises is delivered to Tenant free and clear of any third-party occupancy and (ii) the date that Tenant first commences normal business operation from the Premises (the “Commencement Date”). In the event of the inability of Landlord to deliver possession of the Premises for any reason whatsoever, including, without limitation, the vacating of the Premises by the prior tenant of the Premises, neither Landlord nor its agents shall be liable for any damage caused thereby, nor shall this Lease thereby become void or voidable, however, in such event Tenant shall not be liable for any rent until the actual occurrence of the Commencement Date. Notwithstanding the foregoing to the contrary, if, for any reason, Landlord has not delivered possession of the Premises to Tenant as described in clause (i) above as of January 1, 2020, Tenant, as Tenant’s sole remedy, will have the right to terminate this Lease by written notice delivered to Landlord at any time prior to Landlord’s delivery of possession of the Premises to Tenant; provided, however, that such January 1, 2020 date shall be extended so long as Landlord is using its good faith and diligent efforts to deliver possession of the Premises to Tenant (by unlawful detainer or otherwise). Within thirty (30) days after the Commencement Date, Landlord and Tenant shall execute an amendment to this Lease (“First Amendment to Lease and Acknowledgment”) setting forth the Commencement Date and the expiration date of the term of the Lease, which shall be in the form attached hereto as Exhibit B.

(b) Tenant shall have the one-time option to terminate and cancel the Lease effective on the last day of the eighty-fifth (85th) month after the Commencement Date (the “Termination Date”), which right is contingent upon Tenant paying to Landlord the “Termination Consideration” (as defined below) concurrent with Tenant’s delivery of the Termination Notice (as defined below). To exercise such termination option, Tenant must deliver to Landlord on or before January 1, 2025, irrevocable written notice of Tenant’s exercise of such option (the “Termination Notice”) and the amount of the Termination Consideration. As used herein, the “Termination Consideration” shall mean the amount equal to Two Million and No/100ths Dollars ($2,000,000.00). Failure by Tenant to timely pay the Termination Consideration shall terminate Tenant’s option to terminate this Lease. If Tenant properly and timely exercises the termination option in this Section 4(b), this Lease shall expire at midnight on the Termination Date and Tenant shall be required to surrender the Premises to Landlord on or prior to such Termination Date in accordance with the applicable provisions of this Lease. The option to terminate set forth in this Section 4(b) is personal to the original Tenant executing this Lease and may not be assigned, voluntarily or involuntarily, separate from or as part of this Lease. At Landlord’s option, all rights of Tenant under this Section 4(b) shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in default beyond any notice and cure period on more than one (1) occasion during any consecutive twelve (12) month period during the initial Term of the Lease, or is in default of any provision of this Lease on the date Landlord receives the Termination Notice; and/or (2) Tenant has assigned its rights and obligations under all or part of this Lease; and/or (3) Tenant has failed to exercise the early termination option set forth in this Section 4(b) in a timely manner and in strict accordance with the provisions of this Section 4(b).

5.	RENT:

(a) The “Rent Commencement Date” and Tenant’s obligation to pay rent shall occur on the Commencement Date. Commencing on the Commencement Date, Tenant agrees to pay Landlord, without prior notice, demand, deduction or offset, the Base Rent in the amount set forth in this Section 5. In addition to the Base Rent, for the purpose of this Lease, “Rent” also includes Tenant’s Proportionate Share of any Operating Expenses, Taxes, and Utilities, and any other amounts owing from Tenant to Landlord pursuant to the terms of this Lease. The Rent shall be payable in advance on or before the first day of each month commencing on the Commencement Date and thereafter continuing throughout the term of the Lease, except that the first month’s Base Rent and Operating Expenses, Taxes and Utilities (as reasonably determined by Landlord) shall be paid upon the execution of this Lease. Base Rent for any period during the term hereof which is for less than one month shall be a prorated portion of the monthly installment based upon a 30-day month.

(b) The Base Rent during the term of this Lease beginning on the Rent Commencement Date shall be as follows:

Lease Months	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate Per Rentable Square Foot*
01**	N/A	$0.00	$0.00
02-12	N/A	$603,800.00	$8.00
13-24	$7,462,968.00	$621,914.00	$8.24
25-36	$7,686,857.04	$640,571.42	$8.49
37-48	$7,917,462.75	$659,788.56	$8.74
49-60	$8,154,986.63	$679,582.22	$9.00
61-72	$8,399,636.23	$699,969.69	$9.27
73-84	$8,651,625.32	$720,968.78	$9.55
85-96	$8,911,174.08	$742,597.84	$9.84
97-108	$9,178,509.30	$764,875.78	$10.13
109-120	$9,453,864.58	$787,822.05	$10.44
121	N/A	$811,456.71	$10.75
			*rounded

**

As set forth above, Tenant shall not be required to pay the monthly installment of Base Rent, but shall be required to pay Operating Expenses during the entirety of such period, for the first full calendar month of the Term plus any partial month in which the Commencement Date occurs if the Commencement Date is on a date other than the first day of such month. However, if a Default by Tenant shall at any time be declared under the Lease, any rent waiver shall be deemed revoked, and any if Landlord terminates this Lease as a consequence of such Default, Landlord may include in its claim for termination damages the unamortized (as of the date the Default) portion of such abated Base Rent, assuming amortization of the full amount of abated Base Rent on a straight-line basis over the Term.

6.	LETTER OF CREDIT:

(a) Within ten (10) business days of execution of this Lease, Tenant shall deliver to Landlord an unconditional Letter of Credit pursuant to the terms set forth in Exhibit C as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord suffers as a result of any breach or default by Tenant under this Lease. In lieu of the Letter of Credit, Tenant may substitute the Letter of Credit by depositing with Landlord a cash deposit equal to the Letter of Credit amount; however, such substitution shall be subject to the prior written approval of Landlord and Landlord’s lender, which may be withheld in the discretion of either party. If Tenant is in default beyond any applicable notice and cure periods, Landlord may use the Security Deposit or Letter of Credit, or any portion thereof, to cure the default or to compensate Landlord for all damages which Landlord may suffer by reason of Tenant’s default. Tenant shall immediately on demand pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord as provided in this Section so as to maintain the Security Deposit in the sum specified. Tenant’s failure to forthwith remit to Landlord an amount in cash sufficient to restore the Security Deposit to the original sum deposited within thirty (30) days after receipt of such demand from Landlord shall constitute an event of default under the terms of this Lease. At the expiration or earlier termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary to remedy Tenant’s default, to repair damages to the Premises caused by Tenant, or to clean the Premises upon such termination, as soon as is practicable thereafter but in no event later than the date which is thirty (30) days after such expiration or earlier termination. Landlord’s obligations with respect to the Security Deposit are those of a debtor and not a trustee. Landlord may maintain the Security Deposit with Landlord’s general and other funds. Landlord shall not be required to pay Tenant interest on the Security Deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord. If Landlord sells its interest in the Premises, Landlord shall deliver the Security Deposit to the purchaser of Landlord’s interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any similar or successor Laws now or hereinafter in effect.

(b) Provided that, as of each Reduction Date set forth below, a Default on the part of Tenant does not exist under this Lease, then Tenant will be eligible for a reduction in the amount of the Security Deposit or Letter of Credit, as the case may be, in accordance with the following provisions. If a Letter of Credit has been delivered to Landlord, then for any reduction in the Letter of Credit Amount, Tenant must provide Landlord on or before the applicable Reduction Date a replacement Letter of Credit or a certificate of amendment to the existing Letter of Credit, conforming in all respects to the requirements of this Article 6, in the amount of the applicable Letter of Credit Amount as of such Reduction Date,

Reduction Date:	Reduction Amount:	New Security Deposit or Letter of Credit Amount:
On the first (1st) day of the fourth (4th) year following the date that Tenant started the payment of normal Base Rent (i.e. the first day of the 50th month of the Term)	$1,651,300.00	$6,500,000.00
On the first (1st) day of the sixth (6th) year following the date that Tenant started the payment of normal Base Rent	$800,000.00	$5,700,000.00
On the first (1st) day of the eighth (8th) year following the date that Tenant started the payment of normal Base Rent	$800,000.00	$4,900,000.00
On the first (1st) day of the tenth (10th) year following the date that Tenant started the payment of normal Base Rent	$825,000.00	$4,075,000.00

In the event the cash Security Deposit is then held by Landlord, then Landlord shall refund the applicable reduction amount to Tenant within thirty (30) days after the receipt of Tenant’s written request. In the event a Letter of Credit is then held by Landlord, then at such time that Tenant timely tenders the replacement or amended Letter of Credit to Landlord in the form required in Article 6, Landlord shall exchange the Letter of Credit then held by Landlord for the replacement or amended Letter of Credit tendered by Tenant.

7.	OPERATING EXPENSES:

(a) Subject to Section 5, beginning on the Commencement Date, as additional Rent, Tenant shall pay Tenant’s Proportionate Share of all Operating Expenses. The term “Operating Expenses” means the total amounts paid or payable by Landlord or others on behalf of Landlord during the Term in connection with the ownership, maintenance, repair, and operation of the Premises in a first class condition, and includes, but is not limited to, Taxes (as hereinafter defined), the amount paid for all hot and cold water; the amount paid for lighting; the amount paid for utilities and not paid separately by tenants in the Building; the amount paid for all labor and/or wages and other employment related payments, including cost to Landlord of workmen’s compensation and disability insurance, payroll taxes, welfare, and fringe benefits made to janitors, dayporters, employees, building managers, contractors, and subcontractors of the Landlord involved in the operation, maintenance and repair of the Premises to the extent such persons were involved in such activities; the cost of maintenance and repair of the roof membrane, landscaping, sidewalks (including the sidewalks immediately adjacent to the Premises), driveways, parking lots, fences and other areas and facilities of the Premises; the amount paid for maintaining and repairing plumbing, alarm and security systems, heating, air conditioning and ventilation systems, including the cost of preventative maintenance contracts; modifications to the Premises occasioned by any rules, regulations, or laws; permits, licenses, and certificates necessary to operate and manage the Premises; managerial fees and managerial, administrative, and telephone expenses related to the Premises; the total charges of any independent contractors employed in the care and operation, maintenance, cleaning, repair, and restoration of the landscaping; the amount paid for all supplies, tools, equipment, and necessities which are occasioned by everyday wear and tear; the costs of window and exterior wall cleaning; the cost of accounting and bookkeeping services necessary to compute the Rent and charges payable by tenants; legal, inspection, compliance, and consulting services; and the amount paid for premiums for all commercially reasonable insurance obtained by Landlord or required by Landlord’s mortgagees; and except with respect to the migration of Hazardous Materials from areas outside of the perimeter of the Premises or those Hazardous Materials brought upon the Premises by Landlord, fifty percent (50%) of the costs incurred by Landlord to remediate the presence of any Hazardous Materials brought on to the Building and/or Premises by a third party after the Commencement Date. Costs which are capitalized under generally accepted accounting principles shall be amortized over the useful life of the capital item in question.

(b) Tenant acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises. Should Landlord provide at Tenant’s request security protection for the Premises, the cost of guards and other protection services shall be included within the definition of Operating Expenses.

(c) Operating Expenses shall not include the following: (i) any ground lease rental; (ii) marketing costs including leasing commissions, attorneys’ fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with prospective tenants or other occupants of the Building; (iii) interest, principal, points, fees or other finance charges made on any debt incurred by Landlord, and rental payments made under any ground or underlying lease or leases; (iv) advertising and promotional expenditures; (v) depreciation or amortization on mortgages or ground lease payments; (vi) legal fees incurred in negotiating or enforcement of the Lease; (vii) real estate brokers’ leasing commissions, attorneys’ fees, costs, disbursements and other expenses incurred in connection with negotiations for leases with prospective tenants, or costs and expenses incurred in connection with negotiations or disputes with consultants, management agents, purchasers or mortgagees of the Building; (viii) costs of any items for which Landlord receives reimbursement from insurance proceeds or a third party; (ix) costs incurred in connection with the sales, mortgaging, selling or change of ownership of the Premises, including brokerage commissions, consultants’, attorneys’ and accountants’ fees, closing costs, title insurance premiums, transfer taxes and interest charges; (x) Landlord’s general corporate overhead and general and administrative expenses not related to or not allocable to the Property; (xi) the rent for Landlord’s management or leasing office (if any), or any other offices or spaces of Landlord or any related entity; (xii) Landlord’s income and franchise taxes; (xiii) reserves for maintenance, repairs and replacements, except to the extent actually utilized for such purposes; (xiv) costs incurred by Landlord for trustee’s fees, organizational expenses and accounting fees except accounting fees relating directly to the operation of the Building; (xv) all amounts which would otherwise be included in Operating Expenses which are paid to any affiliate or subsidiary of Landlord, or any representative, employee or agent of an affiliate or subsidiary of Landlord, to the extent the costs of such services exceed the competitive rates for similar services of comparable quality rendered by persons or entities of similar skill, competence and experience; (xvi) political or charitable contributions, or payments or contributions to any owners’, merchants’, business development, neighborhood or other association or organization whether or not for the benefit of the Premises; (xvii) costs occasioned by the negligent act, omission or violation of any law by Landlord or its agents or contractors or other tenants; (xviii) costs occasioned by casualty or by the exercise of the power of eminent domain; (xix) costs to correct any construction defect in Landlord’s Work or to comply with any covenant, condition, restriction, underwriter’s requirement or law applicable to Landlord’s Work on the Commencement Date; (xx) except as set forth in Section 7(a) above, costs incurred in connection with the existence of any Hazardous Materials; (xxi) replacement or improvement costs (as opposed to repair costs) which are properly capitalized under generally accepted accounting principles except to the extent (1) the foregoing reduces Operating Expenses, (2) the foregoing are for improvements required to be made by law effective after the Commencement Date or (3) the foregoing are to replace portions of the Building or the Premises for the betterment of the Premises, Building or Project, as reasonably determined by Landlord and approved in writing by Tenant, and only to the extent such costs set forth in (1), (2) and (3) above are amortized over the useful life of the capital item in question as reasonably determined by Landlord; (xxii) expense reserves; (xxiii) insurance costs for coverage not customarily carried by landlords of similar projects in the vicinity of the Premises; provided, however, that notwithstanding the foregoing, Tenant acknowledges and agrees that Landlord may carry earthquake insurance, the commercially reasonable premiums of which shall be included as an Operating Expense; (xxiv) property management fees to the extent they exceed three percent (3%) of the Rent from the Building; or (xxv) costs of sculptures, fountains, paintings and other art objects. There shall be deducted from Operating Expenses all funds recovered by or reimbursed to Landlord with respect to expenses which were included in Operating Expenses in the year in which such recovery or reimbursement is paid to Landlord.

(d) Tenant’s Proportionate Share of Operating Expenses shall be paid as follows: Landlord shall estimate from time to time, in good faith, the anticipated Operating Expenses, and shall compute Tenant’s Proportionate Share thereof. One-twelfth (1/12) of such amount due shall be paid by Tenant to Landlord as additional Rent on the first day of each month. Landlord may revise the same from time to time, in good faith but no more than once per calendar year, and require Tenant to pay one-twelfth (1/12) of such revised annual amount as additional Rent hereunder as of the first of each month. Not later than April 1 of each calendar year, or as soon thereafter as reasonably possible, including the year following the year in which this Lease terminates, Landlord shall furnish to Tenant with a true and correct accounting of actual costs with respect to the items set forth above (an “Operating Expense Statement”), and within thirty (30) days following Landlord’s delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the failure by Landlord to timely provide such accounting by such date, such failure shall not constitute a waiver by Landlord of its right to collect Tenant’s share of any underpayment. Landlord shall credit the amount of any overpayment of Tenant toward the installment(s) of Rent next becoming due, or where the term of the Lease has expired, promptly refund the amount of overpayment to Tenant.

(e) Tenant shall have the right after reasonable written notice and at reasonable times to inspect Landlord’s accounting records at Landlord’s accounting office. If after such inspection any dispute arises as to the amount of any portion of the Operating Expenses owed by Tenant hereunder and Tenant and Landlord are unable to resolve such dispute within fifteen (15) days following the completion of Tenant’s inspection, a certified public accountant, who shall be reasonably acceptable to Tenant and Landlord, shall prepare a certificate as to the proper amount of the expenditure, which certification shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord’s original statement overstated Operating Expense by more than five percent (5%), in which case the Landlord agrees to pay the cost of such certification.

(f) Tenant’s failure to object to any Operating Expense Statement rendered by Landlord within a period of one hundred eighty (180) days after receipt thereof shall constitute Tenant’s agreement with respect thereto and shall render such statement a final and binding account between Landlord and Tenant.

8.	TAXES:

(a) The term “Taxes” shall include all real property taxes and assessments levied against the Premises and the various estates therein and the underlying land, all taxes levied on personal property of Landlord to the extent used in the management, operation, maintenance and repair of the Premises, all taxes, assessments and reassessments of every kind and nature whatsoever levied or assessed in lieu of or in substitution of any existing or additional real or personal property taxes and assessments on the Premises, any increase in taxes or assessments resulting from a re-evaluation of the Premises resulting from the sale, conveyance, assignment, ground lease or other transfer thereof, service payments in lieu of such taxes, excises, transit charges and fees, housing, park and child care assessments, development and other assessments, reassessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Premises, its operations or the Rent provided for in this Lease, or amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits, or any other purposes which are assessed, levied, confirmed, imposed or become a lien upon the Premises, Building or Premises or become payable during the Term. Nothing contained in this Lease shall require Tenant to pay any franchise, estate, gift or inheritance tax of Landlord, or any income, profits or revenue tax or charge upon the net income of Landlord from all sources. If a special assessment payable in installments is levied against the Building or the Premises, Taxes for any year shall include only the installment of such assessment and any interest payable or paid during such year as if such assessment were paid over the longest possible term.

(b) Tenant shall pay before delinquent all taxes assessed against and upon equipment, furniture, fixtures, and other personal property of Tenant. If any taxes on Tenant’s personal property are levied against Landlord or Landlord’s property, or if the assessed value of the Building and other improvements is increased by the inclusion of a value placed on Tenant’s personal property, and if Landlord pays the taxes on any of these items, Tenant, on demand, shall immediately reimburse Landlord for the sum of the taxes levied against Landlord, or the proportion of the taxes resulting from the increase in Landlord’s assessment. Landlord shall have the right to pay these taxes regardless of the validity of the levy.

(c) Tenant may, at Tenant’s sole cost and expense, in Tenant’s own name and on Tenant’s own behalf, or in the name and on behalf of Landlord, in good faith, contest any Taxes. Landlord shall reasonably cooperate with Tenant in any such contest.

9.	UTILITIES:

(a) Tenant shall be solely responsible for the procurement and direct payment of the cost of all utilities, including, but not limited to, sewer use and connection fees, water, gas, electricity, telephone, internet, cable, and other utilities (the “Utilities”) provided to the Premises. Without limiting the generality of the foregoing, Tenant shall have full control over the use of the heating, ventilation and air conditioning serving the Premises. If the Utilities are not separately billed to Tenant, Tenant shall pay to Landlord within thirty (30) days after receiving a bill from Landlord the Tenant’s Proportionate Share of the cost of Utilities.

(b) Failure by Landlord to furnish any Utilities, or any cessation thereof, which results from causes beyond the control of Landlord, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor cause an abatement of rent, or relieve Tenant from fulfillment of any covenant or agreement hereof. Tenant shall have no right to terminate this Lease, and shall have no claim for rebate of rent or damages, on account of any interruptions in services or utilities occasioned thereby or resulting therefrom. Notwithstanding the foregoing, where any service or utility that Landlord is required to provide is (i) unavailable or reduced due to Landlord’s negligent act or failure to act where Landlord reasonably knew or should have known that such failure to act would lead to such interruption, reduction or cessation of service or Landlord’s gross negligence or willful misconduct, (ii) such reduction or unavailability prevents Tenant from actually using a material portion of the Premises for its business operations (and Tenant actually does stop using such portion for its intended purpose/use), and (iii) Landlord fails to alleviate such reduction or unavailability of services and/or utilities within three (3) business days after receipt of written notice from Tenant of such reduction and/or unavailability, as Tenant’s sole remedy, Rent (or a portion thereof, where nonuse is only partial) shall abate from the end of such three (3) business day period (i.e. the 4th business day) until such time that Landlord alleviates such reduction or unavailability of services such that Tenant is able to use the affected portion of the Premises.

10. USE: Tenant shall use the Premises for the uses set forth in the Basic Lease Information and shall not use the Premises for any other purposes. Tenant shall be solely responsible for obtaining any necessary governmental approvals of such use. Tenant warrants that it shall not make any use of the Premises which may cause contamination of the soil, the subsoil or groundwater with Hazardous Materials. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant’s particular use, Tenant shall pay to Landlord within thirty (30) days before the date Landlord is obligated to pay a premium on the insurance, or within thirty (30) days after Landlord delivers to Tenant a certified statement from Landlord’s insurance carrier stating that the rate increase was caused solely by an activity of Tenant on the Premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium. Landlord reserves the right to prescribe the weight and position of all safes, fixtures and heavy installations that Tenant desires to place in the Premises so as to distribute properly the weight, or to require plans prepared by a qualified structural engineer for such heavy objects, which shall be prepared at Tenant’s sole cost and expense.

11. COMPLIANCE WITH THE LAW: Tenant shall not use the Premises in a manner or permit anything to be done in or about the Premises which will in any way violate any law, statute, zoning restriction, ordinance or governmental law or rule, regulation, or requirement of any duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, which includes, but is not limited to, the Americans with Disability Act (“ADA”) of 1990 (42 U.S.C. 12101 et. seq.), and any amendment thereto or regulations promulgated thereunder, or requirements of any board or fire insurance underwriters or other similar bodies, now or hereafter constituted, relating to or affecting the condition, use, or occupancy of the Premises as they specifically apply to Tenant’s use of the Premises, excluding capital improvements not required as a result of Tenant’s improvements or acts. The final judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation, or requirement, shall be conclusive of that fact as between Landlord and Tenant.

12. ALTERATIONS AND ADDITIONS: Tenant shall not make or suffer to be made any alterations, additions, or improvements (collectively, “Alterations”) to or of the Premises, or any part thereof, without first obtaining the written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. Any Alterations to the Premises, including, but not limited to, wall covering, paneling, and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the Term become a part of the realty and belong to Landlord, and shall be surrendered with the Premises. However, Landlord can elect by written notice given at the time that Landlord consents to such Alteration, require Tenant to remove such Alterations at the termination of this Lease. For any Alteration for which Landlord’s written consent thereto was not provided, Landlord may elect by written notice to Tenant at any time before the expiration of the Term to require Tenant to remove such Alteration at the termination of the Lease. For the avoidance of doubt, Tenant will not be required to remove from the Premises any alterations or improvements located in the Premises as of the date of Landlord’s delivery of the Premises to Tenant. If Landlord so timely elects, Tenant at its own cost shall restore the Premises to the condition designated by Landlord in its election, before the last day of the Term. Before Landlord’s consent to such Alterations will be given, Tenant shall submit detailed specifications, floor plans and necessary permits (if applicable) to Landlord for review. In no event shall any Alterations affect the structure of the Building or its facade. As a condition to its consent, Landlord may request adequate assurance that all contractors who will perform such work have in force workman’s compensation and such other employee and commercial general liability insurance as Landlord reasonably deems necessary. In the event Landlord consents to the making of any Alterations to the Premises by Tenant, the same shall be made by Tenant at Tenant’s sole cost and expense, comply with all applicable laws, statutes and ordinances, be completed to the reasonable satisfaction of Landlord, and any architect, contractor or person selected by Tenant to make the same must first be approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. If Tenant makes any Alterations to the Premises, the Alterations shall not be commenced until five (5) business days after Landlord has received notice from Tenant stating the date the installation of the alterations is to commence so that Landlord can post and record an appropriate notice of nonresponsibility. Notwithstanding the foregoing, without the prior consent of Landlord, but with the prior notice to Landlord, Tenant shall be entitled to make Alterations within the Premises, provided that (i) the cost of the constructing such Alterations does not exceed One Hundred Thousand and No/100ths Dollars ($100,000.00) per project in the aggregate, (ii) does not affect the structure or adversely affect the mechanical systems of the Building, and (iii) Tenant otherwise complies with the provisions of this Section. Tenant shall indemnify, defend and hold the Landlord, the Building and the Premises free and harmless from any liability, loss, damage, cost, attorneys’ fees and other expenses incurred on account of such construction, or claims by any person performing work or furnishing materials or supplies for Tenant or any persons claiming under Tenant; provided that the foregoing shall not include and Tenant shall not be charged any fees by Landlord in connection with any Alterations.

13. REPAIRS AND MAINTENANCE:

(a) Tenant shall, at Tenant’s sole cost and expense, maintain the interior, non-structural portions of the Premises in good, clean and safe condition and repair. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining and repairing all fixtures, electrical lighting, ceilings and floor coverings, windows, doors, plate glass, skylights, and interior walls within the Premises. In addition, Tenant shall be responsible for all repairs made necessary by the negligence or willful misconduct of Tenant, its employees, agents, contractors or invitees. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises except as specifically set forth in this Lease. Notwithstanding anything to the contrary in this Lease, under no circumstances shall Tenant make any repairs to the structural portions of the Building, unless such repairs are previously approved in writing by Landlord, in Landlord’s sole discretion.

(b) Landlord shall be responsible for repairing and maintaining the portions of the Premises exterior to the Building, the structural portions of the Building and the Premises (including, without limitation, the exterior walls and the foundations of the Building), elevators, the roof and sidewalks (including the sidewalks adjacent to the Premises) in good, clean and safe condition and repair. Landlord shall also maintain and repair all landscaping, driveways, parking lots, the underground garage, fences, signs, sidewalks and the Common Areas of the Building, if any, in such condition. Landlord shall be responsible for maintaining and repairing, in good, clean and safe condition and repair, all Building operating systems including, without limitation, the plumbing, heating, electrical, fire life safety, sewer and air conditioning and ventilation systems. The foregoing obligations of Landlord contained in this Section 13(b) are collectively referred to as “Landlord’s Repairs” and shall be included as Operating Expenses except as otherwise provided in Section 7(c). Except as otherwise provided in this Lease, Landlord shall have no liability to Tenant, nor shall Tenant’s obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord making any repairs which Landlord is required or permitted by this Lease or by any other tenants’ lease or required by law to make in or to any portion of the Premises; provided, however, that Landlord shall use reasonable efforts to minimize any interference with Tenant’s business at the Premises. If Landlord or Tenant fails to maintain the Premises in good order, condition and repair, Landlord and Tenant, as the case may be, shall give the responsible party thirty (30) days written notice to do such acts as are reasonably required to so maintain the Premises. If the responsible party fails to promptly commence such work within such time period and diligently prosecute it to completion, then the other party shall have the right to do such acts and expend such funds at the expense of the responsible party as are reasonably required to perform such work. Any amount so expended by the other party shall be paid by the responsible party promptly after demand with interest at the “Reference Rate” (formerly, “Prime Rate”) then being charged by the San Francisco main office of Bank of America NT & SA plus two percent (2%) per annum, from the date of such work, but not to exceed the maximum amount then allowed by law.

14. WASTE: Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance to owners or occupants of adjacent properties or to other tenants of the Building.

15. LIENS: Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant.

16. ASSIGNMENT AND SUBLETTING: Tenant shall not assign, transfer, mortgage, pledge, hypothecate, or encumber this Lease or any interest therein, nor sublet the Premises or any part thereof, or any right or privilege appurtenant thereto or permit the use or occupancy by any other party without the written consent of the Landlord first had and obtained, which consent shall not be unreasonably withheld, conditioned or delayed. Any attempted assignment, transfer, mortgage, encumbrance, or subletting without such consent shall be void and shall constitute a breach of this Lease without the need for notice to Tenant. Tenant shall give Landlord written notice of Tenant’s desire to assign or sublet all or some portion of the Premises and the date on which Tenant wishes to make such assignment or sublease, at least fifteen (15) days prior to such date. Such written notice shall set forth the name of the proposed assignee or sublessee, the nature of the business to be carried on in the Premises, the space to be assigned or sublet, the material terms and provisions of the proposed sublease or assignment, and such financial information as Landlord may reasonably request to the extent reasonably available. Landlord shall then have a period of fifteen (15) days following receipt of such notice and accompanying information within which to notify Tenant of its decision with respect to the proposed sublease or assignment. If Landlord fails to respond in writing within such period, Tenant may send a second notice to Landlord which notice must state prominently “THIS IS A SECOND REQUEST. FAILURE TO RESPOND WITHIN FIVE (5) BUSINESS DAYS WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE TRANSFER.” If Landlord still fails to respond in writing within five (5) business days after receipt of the second notice, Landlord will be deemed to have consented to such assignment or sublease. If Landlord rejects Tenant’s request, it shall do so in writing and shall specify the reasons for not giving its consent. If (i) Tenant intends to (or does) sublease, in the aggregate, more than fifty percent (50%) of the Building and (ii) the term of such sublease is for more than half the term of the Lease remaining from the date of such sublease to the earlier of (A) the Termination Date and (B) the expiration date of this Lease (or any sub-sublease or other transfer of an interest in the Premises of more than fifty percent of the Building for a term of more than half the remaining Term of this Lease or if earlier, the Termination Date), Landlord shall then have a period of twenty (20) days [fifteen days plus the second five business day written notice as set forth above] following receipt of such written notice directly from Tenant and all information reasonably requested by Landlord with respect to such sublease within which to notify Tenant in writing that Landlord elects, in Landlord’s sole discretion either (i) to terminate this Lease as to that portion of the Premises then being proposed to be sublet as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder as to such portion of the Premises, or (ii) to permit Tenant to make such assignment or sublease subject to the following:

(a) Any such assignment, sublease or the like must be pursuant to a written agreement which shall provide that such assignee, sublessee, or other transferee agrees to abide by and not to violate the terms and conditions of this Lease. No sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. Any sublease must provide that Tenant (Sublessor) has the right to reenter the Premises upon termination of such sublease.

(b) One-half (1/2) of any sums or other economic consideration received by Tenant on account of the leasehold interest hereunder, which exceed in the aggregate the total sums which Tenant is obligated to pay under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease), after subtracting the amortized (amortized over the term of such sublease or assignment) amount of all transaction related costs including but not limited to rent concessions, improvement allowances, brokerage fees, advertising, and legal fees, shall be payable to Landlord as additional Rent under this Lease without affecting or reducing any other obligation of Tenant hereunder.

(c) No assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises until an executed counterpart of such assignment or sublease has been delivered to Landlord. Tenant shall have the duty and responsibility to take such actions as are necessary to ensure that such assignee or sublessee does not violate the terms and provisions of the Lease. In the event Tenant assigns the Lease with respect to less than all of the Premises, all options to purchase the Premises or to renew this Lease at the end of the original term, which options, if any, are defined and explained herein or in an addendum to this Lease, shall terminate.

(d) Notwithstanding the foregoing, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord’s consent and without being subject to the termination right set forth in Section 16 above or the provisions of Sections 16(b), but with prior written notice, to any corporation, partnership, individual or other entity which controls, is controlled by or is under common control with Tenant, or to any corporation, partnership, individual or other entity, resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all of the assets of Tenant’s business as a going concern, provided that (i) the assignee or sublessee assumes, in full, the obligations of Tenant under this Lease, (ii) Tenant (or its successor following a merger) remains fully liable under this Lease, and (iii) the use of the Premises remains unchanged, unless the approval of the City of Mountain View is obtained (to the extent required). No transfer of stock in the Tenant shall be considered an assignment, sublease or transfer under this Lease.

(e) If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay Landlord, whether or not consent is ultimately given, Landlord’s reasonable costs, including attorneys’ fees (which reasonable costs and attorneys’ fees shall not exceed Three Thousand and No/100ths Dollars ($3,000.00) in the aggregate for each proposed assignment or subletting) incurred in connection with evaluating such request and/or documenting such sublease or assignment.

17. INDEMNITY: Except to the extent resulting from the negligence or willful misconduct of Landlord or Landlord’s agents, employees, contractors or invitees or a breach of Landlord’s obligations under the Lease, Tenant shall indemnify, defend, protect and hold Landlord, any partner, co-venturer, officer, director, employee, agent, or representative of Landlord (collectively, “Landlord Group”) harmless against and from all claims, damages and liabilities, arising from Tenant’s use of the Premises or the conduct of Tenant’s business or from any activity, work, or other thing done, permitted or suffered by Tenant in or about the Building, and shall further indemnify and hold the Landlord Group harmless against and from any and all claims, damages and liabilities, directly arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs, reasonable attorneys’ fees, expenses, and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action, or proceeding brought against Landlord by reason of any such claim. Tenant, as a material part of the consideration to Landlord under this Lease, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, except that Tenant shall not assume any risk for damage resulting from the negligence or wrongful act of Landlord or Landlord’s agents, employees, contractors or invitees or a breach of Landlord’s obligations under the Lease.

Except to the extent resulting from the negligence or willful misconduct of Tenant or Tenant’s agents, employees, contractors or invitees or a breach of Tenant’s obligations under the Lease, Landlord shall indemnify, defend, protect and hold Tenant, any partner, co-venturer, officer, director, employee, agent, or representative of Tenant harmless against and from all claims, damages and liabilities, arising from the gross negligence or willful misconduct of Landlord or Landlord’s agents, employees, contractors or invitees or a breach of Landlord’s obligations under the Lease.

Subject to Landlord’s maintenance obligations in the lease and except to the extent resulting from the gross negligence or wrongful act of Landlord or Landlord’s agents, employees, contractors or invitees, Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects from pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or from other sources. Landlord shall not be liable for any damages arising from any act or omission from any other tenant of the Building.

18. DAMAGE TO PREMISES OR BUILDING: All injury to the Premises or the Building caused by moving the property of Tenant or its employees, agents, guests or invitees into, in or out of the Building and all breakage done by Tenant or the agents, servants, employees, and visitors of Tenant shall be repaired as determined by the Landlord at the expense of the Tenant.

19. TENANT’S INSURANCE/WAIVER OF SUBROGATION:

(a) All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies which are rated by Best Insurance Reports as A:VII or better and reasonably acceptable to Landlord and Landlord’s lender and licensed or authorized to do business in the State of California. Each policy shall name Landlord, and at Landlord’s request, any mortgagee of Landlord, as an additional insured, as their respective interests may appear. Each policy shall contain (i) a separation of insureds condition, (ii) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance for Landlord’s interest only, and (iii) with respect to Tenant’s property insurance, a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives. A certificate of the insurance evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord before the date Tenant is given possession of the Premises, and thereafter, within thirty (30) days after any demand by Landlord therefor. No such policy shall be canceled, materially changed or reduced in coverage except after thirty (30) days’ written notice to Landlord and Landlord’s lender. Tenant shall furnish Landlord with renewals or “binders” of any such policy at least ten (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant’s behalf and charge the Tenant the premiums, which shall be payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord’s mortgagee and Tenant as required by this Lease.

(b) Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term or earlier termination of the Lease, Tenant shall procure, pay for and maintain in effect policies of property insurance (excluding flood and earthquake) covering (i) all Tenant Improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of Section 12 hereof), and (ii) trade fixtures, merchandise and other personal property from time to time, in, on or about the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time, in so called “all risk” or Special Form. The proceeds of such insurance shall be used for the repair or replacement of the property so insured as reasonably necessary for the operation of Tenant’s business in the Premises. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (i) shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

(c) Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the term of the Lease, Tenant shall procure, pay for and maintain in effect workers’ compensation and employer’s liability insurance and commercial general liability insurance which includes coverage for personal injury, contractual liability and Tenant’s independent contractors. The commercial general liability should be procured and maintained with not less than Three Million Dollars ($3,000,000.00) per occurrence combined single limit for bodily injury, personal injury or property damage liability. If such insurance covers more than one location, the general aggregate limit shall apply on a per location basis.

(d) Intentionally Omitted.

(e) Intentionally Omitted.

(f) Tenant agrees to obtain certificates of insurance evidencing commercial general liability insurance, including completed operations and XCU coverage, and workers’ compensation insurance and employer’s liability insurance from any contractors or subcontractors engaged in repairs or maintenance to the Premises during the term of the Lease. Such liability insurance must be for minimum limits of One Million Dollars ($1,000,000.00) per occurrence combined single limit for bodily injury including death and property damage liability.

(g) Landlord shall procure and maintain in effect property insurance in so-called “all risk” or Special Form covering the Premises, the Building and the Tenant Improvements for the full replacement cost thereof.

(h) Notwithstanding anything to the contrary in the Lease, Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party of its property or the property of others under its control, to the extent that such loss or damage is insured against and payment is made under any property insurance policy which either may have in force or are required under the Lease to have in force at the time of the loss or damage. Landlord and Tenant shall give notice to its insurance carrier or carriers regarding the foregoing mutual waiver of subrogation as contained in this Lease.

20. WAIVER: No delay or omission in the exercise of any right or remedy of Landlord or Tenant on any default by Tenant or Landlord shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No act or conduct of Landlord, including without limitation the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Prior to the scheduled expiration of the term of the Lease, only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish an early termination of the Lease. Landlord’s consent to or approval of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent to or approval of any subsequent act by Tenant. Any waiver by Landlord or Tenant of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease. The review, approval, or inspection by Landlord of any item to be reviewed, approved, or inspected by Landlord under the terms of this Lease shall not constitute the assumption of any responsibility by Landlord for the accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use.

21. ENTRY BY LANDLORD: Subject to Tenant’s reasonable security procedures, except in the event of an emergency (in which event no notice shall be required), Landlord reserves, and shall at any and all reasonable times with at least one (1) business days’ notice have the right to enter the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to maintain and repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures, where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claims for damages or for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, but only to the extent resulting from Landlord’s valid exercise of its rights under this Section 21. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant’s vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in the event of an emergency (as determined by Landlord or its employees or representatives acting in good faith), in order to obtain entry to the Premises without liability to Landlord. Any entry to the Premises obtained by Landlord by any of said means shall not under any circumstances be construed or be deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22. CASUALTY DAMAGE: During the term hereof, if the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall be required, (i) if the Premises have been materially damaged and there is less than one (1) year of the Term remaining on the date of the casualty, or (ii) if insurance proceeds in excess of $500,000 are unavailable to Landlord for the repair of the Building, Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. Notwithstanding the foregoing, with respect to clause (ii) of the preceding sentence, by providing written notice to Landlord (the “Election Notice”) within 10 days following the date Landlord notifies Tenant of Landlord’s determination that a casualty results in a material uninsured loss in excess of $500,000 (and which notice Landlord shall provide to Tenant within a reasonable period of time following Landlord’s determination thereof), Tenant may elect to pay the entire shortfall of all costs and expenses directly related to the restoration of the Building in accordance with the terms of this Lease in excess of $500,000 (the “Restoration Funds”), and, following Landlord’s receipt of the Restoration Funds, Landlord shall have no right to terminate this Lease. If the Premises are damaged by fire or other casualty and Landlord does not elect to terminate the Lease or is not entitled to terminate the Lease pursuant to its terms, then Tenant shall have the option to terminate the Lease if the Premises are not reasonably expected to be fully restored by Landlord to their prior condition within three hundred sixty-five (365) days after the damage, as reasonably determined by Landlord, which determination Landlord shall make within thirty (30) days after the date of such damage and shall notify Tenant thereof within such thirty (30) day period, or if the Premises are not actually fully restored by Landlord to their prior condition within three hundred ninety-five (395) days after the damage. If Tenant intends to terminate this Lease pursuant to the immediately preceding sentence, Tenant shall provide written notice to Landlord within thirty (30) days after written notice from Landlord of Landlord’s determination that the Premises are not reasonably expected to be fully restored within such three hundred sixty-five (365) day period or within fifteen (15) days after the expiration of such three hundred ninety-five (395) period, as the case may be. If neither party terminates the Lease, Landlord shall, within sixty (60) days after the date of such damage, commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of Tenant’s furniture and furnishings or fixtures and equipment removable by Tenant under the provisions of this Lease, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and the Landlord’s Work. Tenant shall not be entitled to any compensation or damages from Landlord, and Landlord shall not be liable, for any loss of the use of the whole or any part of the Premises, the Building, Tenant’s personal property, or any inconvenience or annoyance occasioned by such loss of use, damage, repair, reconstruction or restoration, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a diminution of Rent on a square footage basis during the time and to the extent the Premises are unfit or unavailable for occupancy. Subject to Section 19(h) of the Lease, if the Premises or any other portion of the Building are damaged by fire or other casualty resulting from the negligence of Tenant or any of Tenant’s agents, employees, or invitees, Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Landlord and Tenant each hereby specifically waives any and all rights each may have under any law, statute, ordinance or regulation to terminate the Lease by reason of casualty or damage to the Premises or Building, and the parties hereto specifically agree that the Lease shall not automatically terminate by law upon destruction of the Premises.

23. CONDEMNATION:

(a) If the whole of the Premises, Tenant’s access to the Premises, or so much of the Premises as to render the balance unusable by Tenant for its normal business operations are taken by condemnation, this Lease shall terminate as of the date when physical possession of the Premises is taken by the condemning authority. If less than substantially the whole or such portion of the Premises is thus taken or sold, this Lease shall be unaffected by such taking, provided that the Rent payable hereunder shall be diminished by an amount representing that part of the Rent as shall properly be allocable to the portion of the Premises which was so condemned, and Landlord, at Landlord’s sole expense, shall restore and reconstruct the remainder of the Premises to substantially their former condition. Subject to the rights of any mortgagee under a mortgage or deed of trust covering the Premises, Landlord shall be entitled to and shall receive the total amount of any award made with respect to condemnation of the

Premises, regardless of whether the award is based on a single award or a separate award as between the respective parties, and to the extent that any such award or awards shall be made to Tenant or to any person claiming through or under Tenant, Tenant hereby irrevocably assigns to Landlord all of its rights, title and interest in and to any such awards. No portion of any such award or awards shall be allocated to or paid to Tenant for any so-called bonus or excess value of this Lease by reason of the relationship between the rental payable under this Lease and what may at the time be a fair market rental for the Premises. The foregoing notwithstanding, and if Tenant is not in default under the Lease, Landlord shall turn over to Tenant, promptly after receipt thereof by Landlord, that portion of any such award received by Landlord hereunder which is attributable to Tenant’s fixtures and equipment which are condemned as part of the property taken but which Tenant would otherwise be entitled to remove, and the appraisal of the condemning authority with respect to the amount of any such award allocable to such items shall be conclusive, and the unamortized amount of the cost of the Tenant Improvements paid for by Tenant. The foregoing shall not, however, be deemed to restrict Tenant’s right to pursue a separate award specifically for its relocation expenses, loss of business or the taking of Tenant’s personal property or trade fixtures or the unamortized amount of the cost of the Tenant Improvements paid for by Tenant. Tenant and Landlord each hereby specifically waives any and all rights each may have under any law, statute, ordinance or regulation (including, without limitation, Sections 1265.120 and 1265.130 of the California Code of Civil Procedure), to terminate or petition to terminate this Lease upon partial condemnation of the Premises, and the parties hereto specifically agree that this Lease shall not automatically terminate as a matter of law upon condemnation.

(b) The words “condemnation” or “condemned” as used herein shall mean the taking for any public or quasi-public use under any governmental law, ordinance, or regulation, or the exercise of, or the intent to exercise, the power of eminent domain, expressed in writing, as well as the filing of any action or proceeding for such purpose, by any person, entity, body, agency, or authority having the right or power of eminent domain, and shall include a voluntary sale by Landlord to any such person, entity, body agency or authority, either under threat of condemnation expressed in writing or while condemnation proceedings are pending, and shall occur in point of time upon the actual physical taking of possession pursuant to the exercise of said power of eminent domain.

24. TENANT’S DEFAULT: The occurrence of any one or more of the following events shall constitute a “Default” and breach of this Lease by Tenant:

(a) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder as and when due, where such failure shall continue for a period of ten (10) days after written notice of failure to pay after the due date.

(b) Tenant’s failure to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than as described in subparagraph (a) above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant’s default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

(c) The making by Tenant of any general assignment or general arrangement for the benefit of creditors, or the appointment of a trustee or a receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within sixty (60) days, or the attachment, execution, or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged in sixty (60) days.

(d) The filing of any voluntary petition in bankruptcy by Tenant, or the filing of any involuntary petition by Tenant’s creditors, which involuntary petition remains undischarged for a period of sixty (60) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease, and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant’s obligation under this Lease.

In no event shall Tenant be liable to Landlord for loss of profits, business interruption, or consequential damages for a failure to perform its obligations if Tenant cures such failure within the time periods specified in this Section.

25. REMEDIES FOR TENANT’S DEFAULT: In the event of Tenant’s Default, Landlord may:

(a) Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant:

(i) the worth at the time of the award of any unpaid rent which had been earned at the time of such termination; plus

(ii) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided, plus

(iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss which Tenant proves could be reasonably avoided, plus

(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom (including, without limitation, the cost of recovering possession of the Premises, expenses of reletting including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and real estate commissions actually paid for the time period consisting of the unexpired portion of this Lease), plus

(v) such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

As used in Subsections (1) and (2) above, the “worth at the time of the award” shall be computed by allowing interest at the Interest Rate defined in Section 39(q) of the Lease. As used in subsection (3) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(b) Pursuant to California Civil Code Section 1951.4, continue this Lease in full force and effect, and the Lease will continue in effect, as long as Landlord does not terminate Tenant’s right to possession, and Landlord shall have the right to collect Rent when due. After Tenant’s Default and for as long as Landlord does not terminate Tenant’s right to possession of the Premises, if Tenant obtains Landlord’s consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability.

(c) Cause a receiver to be appointed to collect Rent. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate the Lease.

(d) Cure the Default at Tenant’s cost. If Landlord at any time, by reason of Tenant’s default, reasonably pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be additional Rent.

The foregoing remedies are not exclusive; they are cumulative, in addition to any remedies now or later allowed by law, to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors’ rights generally.

26. SURRENDER OF PREMISES: On expiration of this Lease or within five (5) days after the earlier termination of the Lease, Tenant shall surrender to Landlord the Premises in good condition (except for ordinary wear and tear, repair and maintenance which is the obligation of Landlord, and damage from casualty or condemnation pursuant to Sections 22 and 23 of this Lease). Tenant shall remove all its personal property within the above-stated time.

27. DEFAULT BY LANDLORD:

(a) Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligations within thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation, provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion. In no event shall Landlord be liable to Tenant for loss of profits, business interruption, or consequential damages for a failure to perform its obligations if Landlord cures such failure within the time periods specified in this paragraph.

(b) Tenant agrees to give any mortgagee and/or trust deed holders, by registered mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgagee and/or trust deed holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary if within thirty (30) days mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while remedies are being so diligently pursued.

(c) In the event Landlord fails to perform any of its obligations under this Lease and (except in case of emergency posing an immediate threat to persons or property, in which case no prior notice shall be required) fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion, then Tenant may cure such default and to demand reimbursement by Landlord of the cost of such cure, with interest thereon at the Interest Rate, from the date of the expenditure until repaid. If Landlord fails to reimburse Tenant within thirty (30) days after demand, then Tenant may set off such amount against the Rent next due. Notwithstanding the foregoing to the contrary, Tenant’s self-help rights under this Section 27(c) shall not exceed the amount of two (2) month’s Base Rent.

28. PARKING: Tenant shall have the right to the exclusive use of all of the parking spaces located in the Building’s underground parking facilities at no additional charge to Tenant. Overnight parking therein shall be permitted. Landlord shall not be liable for any claims, losses, damages, expenses or demands with respect to injury or damage to the vehicles of Tenant or Tenant’s customers or employees that park in the parking areas of the Project, except for such loss or damage as may be caused by the negligence or willful misconduct of Landlord, its agents, representatives, employees, contractors and subcontractors.

29. ESTOPPEL CERTIFICATE: Tenant shall at any time and from time to time upon not less than ten (10) days’ prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as modified is in full force and effect) and the date to which the Rental and other charges are paid in advance, if any; (b) certifying that the Premises have been accepted by Tenant; (c) confirming the Commencement Date and the expiration date of the Lease; and (d) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults, if any are claimed. Any such statement may be relied upon by a prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

30. SALE OF PREMISES: In the event of any sale of the Project, Landlord shall be and hereby is entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease provided the purchaser, at such sale or any subsequent sale of the Premises assumes in writing any and all of the covenants and obligations of Landlord under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord will transfer the security deposit and prepaid rent to Landlord’s successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

31. SUBORDINATION, ATTORNMENT:

(a) This Lease is and shall be subordinate to any ground lease, mortgage, or deed of trust now of record or recorded after the date of this Lease affecting the Building, other improvements, and land of which the Premises are a part. Such subordination is effective without any further act of Tenant. If any mortgagee, trustee, or ground lessor shall elect to have this Lease and any options granted hereby prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease and such options shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease or such options are deeded prior or subsequent to the date of said mortgage, deed of trust, or ground lease, or the date of recording thereof.

(b) In the event any proceedings are brought for foreclosure, or in the event of a sale or exchange of the real property on which the Building is located, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease. Tenant agrees to execute any commercially reasonable documents required to effectuate an attornment or to make this Lease or any options granted herein prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be.

(c) Landlord agrees that Tenant’s obligations to subordinate under this Section to any future ground lease, mortgage, or deed of trust shall be conditioned upon Tenant’s receipt of a non-disturbance agreement reasonably acceptable to Tenant from the party requiring such subordination (which party is referred to for the purposes of this Section as the “Superior Lienor”). Such non-disturbance agreement shall, (i) provide that Tenant’s possession of the Premises shall not be interfered with following a foreclosure, provided Tenant is not in default beyond any applicable cure periods, and (ii) provide that Superior Lienor, following a foreclosure, will recognize all of Tenant’s rights in the Lease except that Superior Lienor (A) shall not be liable for damages for any previous act or omission of the Landlord but the same shall not release Superior Lienor from the obligation to cure any existing defaults following foreclosure; (B) shall not be bound by any payment of rents, additional rents or other sums which Tenant may have paid more than one (1) month in advance to any prior Landlord (except for the initial month’s Rent paid by Tenant upon execution of the Lease) unless such sums are actually received by the Superior Lienor; (C) shall not be liable for the return of any security deposit under the Lease unless actually received by the Superior Lienor;

(D) shall not be subject to any offset rights which Tenant might have against any prior landlord (including Landlord), except for those self help rights and offset rights that are expressly set forth in the Lease; or (E) shall not be bound by any agreement (not existing on the date of such non-disturbance agreement) amending or modifying the Lease made without the Superior Lienor’s prior written consent. Landlord’s obligation with respect to such a non-disturbance agreement shall be limited to obtaining the non-disturbance agreement in such form as the Superior Lienor generally provides in connection with its standard commercial loans, however, Tenant shall have the right to negotiate, and Landlord shall use its good faith efforts and due diligence in assisting Tenant in the negotiation of, revisions to that non-disturbance directly with the Superior Lienor. Tenant agrees to use its good faith efforts to reach agreement with the Superior Lienor upon acceptable terms and conditions of a non-disturbance agreement; provided, however, that Tenant acknowledges and agrees that the form of subordination, attornment and non-disturbance agreement attached hereto as Exhibit D (“SNDA”) is acceptable to Tenant and that Tenant shall promptly execute such SNDA when required by Superior Lienor.

(d) Landlord represents and warrants to Tenant that there is no ground lease, mortgage, deed of trust or other similar lien encumbering the Building or the Premises as of the date of this Lease.

32. AUTHORITY OF PARTIES:

(a) Tenant’s Authority: If Tenant is a corporation, Tenant represents and warrants that each individual executing this Lease on behalf of said corporation is duly authorized to execute and deliver this Lease on behalf of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

(b) Landlord’s Authority: If Landlord is a partnership, Landlord represents and warrants that each individual executing this Lease on behalf of said partnership is duly authorized to execute and deliver this Lease on behalf of said partnership under the terms of the partnership agreement of said partnership.

33. BROKER: Landlord and Tenant each warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease except for the Brokers listed in the Basic Lease Information, and it knows of no other real estate broker or agent who is entitled to a commission in connection with the Lease. Landlord agrees to pay any commission to which Brokers are entitled in connection with this Lease. Tenant agrees to indemnify and defend Landlord and hold Landlord harmless from any claims for brokerage commissions arising out of any dealings allegedly had by Tenant with any broker other than Broker.

34. HOLDING OVER: Upon termination of the Lease or expiration of the Term hereof, if Tenant retains possession of the Premises without Landlord’s written consent first had and obtained, then Tenant’s possession shall be deemed a month-to-month tenancy upon all of the terms and conditions contained in this Lease, except the base rent portion of the Rent which shall be increased to one hundred and fifty percent (150%) of the amount of the Base Rent at the expiration or earlier termination of the Lease, as the case may be. Rent, as adjusted pursuant to this Section, shall be payable in advance on or before the first day of each month. If either party desires to terminate such month-to-month tenancy, it shall give the other party not less than thirty (30) days’ advance written notice of the date of termination.

35. RULES AND REGULATIONS: Tenant shall faithfully observe and comply with such reasonable rules and regulations that Landlord shall from time to time promulgate with respect to the preservation of the condition of the Premises or the quiet enjoyment of adjacent properties. Landlord reserves the right from time to time to make all reasonable nondiscriminatory modifications to said rules. Such rules and regulations and any additions and modifications thereto shall be binding upon Tenant upon delivery of a copy to them to Tenant. Landlord shall use its reasonable efforts to enforce compliance with such rules, but shall not be responsible to Tenant for the nonperformance of any of said rules by other tenants or occupants.

36. HAZARDOUS MATERIALS:

(a) For the purpose of this Section 36(a) and this Lease, the following terms are defined as follows:

(1) “Hazardous Materials” shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including for example only and without limitation, the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. § 9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including for example only and without limitation, gasoline, diesel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

(2) “Environmental Requirements” shall mean all present and future governmental statutes, codes, ordinances, regulations, rules, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

(3) “Handle,” “Handled,” or “Handling” shall mean any installation, handling, generation, storing, treatment, use, disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials by Tenant or its officers, employees, contractors, assignees, sublessees, agents or invitees.

(4) “Environmental Losses” shall mean all costs and expenses of any kind, damages, foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises, Building or Project.

(b) No Hazardous Materials shall be Handled at or about the Premises, Building or Project without Landlord’s prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord’s requirements, all in Landlord’s absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, for example, copier fluids and cleaning supplies and, if applicable, generator fuel, may be used and stored at the Premises by Tenant without Landlord’s prior written consent. The Handling of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises, Building or Project all Hazardous Materials Handled at the Premises, Building or Project (but Tenant shall not be required to remove, or have any liability whatsoever with respect to any Hazardous Materials not in any way Handled or exacerbated by Tenant). Tenant shall keep Landlord fully and promptly informed of all Handling of Hazardous Materials.

(c) Tenant covenants and warrants that it shall, at its own expense, promptly take all actions required by any governmental agency or entity in connection with the Handling of Hazardous Materials at or about the Premises, Building or Project, including without limitation, inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with Landlord’s use, operation, leasing and sale of the Project and other tenants’ quiet enjoyment of their premises in the Property. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling of Hazardous Materials at or about the Premises, Building or Project. Tenant shall remove at its own expense, by bond or otherwise, all liens or charges of any kind filed or recorded against the Premises, Building or Project in connection with the Handling of Hazardous Materials, within ten (10) days after the filing or recording of such lien or charge, and if Tenant fails to do so, Landlord shall have the right, but not the obligation, to remove the lien or charge at Tenant’s expense in any manner Landlord deems expedient.

(d) Landlord shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Tenant’s compliance with the provisions of this Section, and (ii) to perform Tenant’s obligations under this Section if Tenant has failed to do so. Landlord shall also have the right, at Landlord’s sole cost, to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay the costs of Landlord’s consultants’ fees and all costs incurred by Landlord in so performing Tenant’s obligations under this Section. Landlord shall use reasonable efforts to minimize any interference with Tenant’s business caused by Landlord’s entry into the Premises, but Landlord shall not be responsible for any interference caused thereby, but only to the extent resulting from Landlord’s valid exercise of its rights under this Section 36(d).

(e) Tenant agrees to indemnify, defend and hold harmless Landlord and its partners and their directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, losses, damages, liabilities, costs and expenses of every kind, including without limitation, reasonable attorneys’ and consultants’ fees and costs, incurred at any time by Landlord from or in connection with the Handling of Hazardous Materials at or about the Premises, Building or Project.

(f) Landlord agrees to indemnify, defend and hold harmless Tenant from all Environmental Losses and all other claims, losses, damages, liabilities, costs and expenses of every kind, including without limitation, reasonable attorneys’ and consultants’ fees and costs, incurred at any time by Tenant resulting from claims, costs and liabilities with respect to Hazardous Materials that are either (i) caused by Landlord (to the extent not caused or exacerbated by Tenant), or (ii) unless brought upon the Premises by Tenant or Tenant’s employees, contractors, subcontractors or other representatives, existing as of the Commencement Date.

(g) To the best of Landlord’s actual and current knowledge, excluding constructive knowledge, the Building and the Premises, as of the Lease Date, do not contain any Hazardous Materials.

(h) Notwithstanding anything to the contrary, except as expressly set forth in Section 7 above, Tenant shall not be responsible or liable under this Lease for any Hazardous Materials at the Building or the Premises except to the extent the same were released thereon by Tenant or its officers, employees, contractors, assignees, sublessees, agents or invitees.

(i) The respective obligations of each party under this Section shall survive the expiration or termination of this Lease.

37. NOTICES: All notices and demands required to be sent to the Landlord (with a copy of notices of default to any mortgagee and/or trust deed holders to the extent required under Section 27(b)) or Tenant under the terms of this Lease shall be personally delivered or sent by certified mail, postage prepaid or by overnight courier (i.e. Federal Express), to the addresses indicated in the Basic Lease Information, or to such other addresses as the parties may from time to time designate by notice pursuant to this paragraph. Notices shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice (ii) if mailed, two (2) business days following the date of posting by the U.S. Postal Service, and (iii) if by overnight courier, on the business day following the deposit of such notice with such courier.

38. CALIFORNIA ACCESSIBILITY DISCLOSURE. For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises has not undergone inspection by a Certified Access Specialist (CASp). In addition, the following notice is hereby provided pursuant to Section 1938(e) of the California Civil Code: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” In furtherance of and in connection with such notice: (i) Tenant, having read such notice and understanding Tenant’s right to request and obtain a CASp inspection and with advice of counsel, hereby elects not to obtain such CASp inspection and forever waives its rights to obtain a CASp inspection with respect to the Premises, Building and/or Project to the extent permitted by applicable laws now or hereafter in effect; and (ii) if the waiver set forth in clause (i) hereinabove is not enforceable pursuant to applicable laws now or hereafter in effect, then Landlord and Tenant hereby agree as follows (which constitute the mutual agreement of the parties as to the matters described in the last sentence of the foregoing notice): (a) Tenant shall have the one-time right to request for and obtain a CASp inspection, which request must be made, if at all, in a written notice delivered by Tenant to Landlord on or before the Commencement Date; (b) any CASp inspection timely requested by Tenant shall be conducted (1) between the hours of 9:00AM and 5:00PM on any business day, (2) only after ten (10) days’ prior written notice to Landlord of the date of such CASp inspection, (3) in a professional manner by a CASp designated by Landlord and without any testing that would damage the Premises, Building or Project in any way, and (4) at Tenant’s sole cost and expense, including, without limitation, Tenant’s payment of the fee for such CASp inspection, the fee for any reports prepared by the CASp in connection with such CASp inspection (collectively, the “CASp Reports”) and all other costs and expenses in connection therewith; (c) Tenant shall deliver a copy of any CASp Reports to Landlord within two (2) business days after Tenant’s receipt thereof; (d) Tenant, at its sole cost and expense, shall be responsible for making any improvements, alterations, modifications and/or repairs to or within the Premises to correct violations of construction-related accessibility standards including, without limitation, any violations disclosed by such CASp inspection; and (e) if such CASp inspection identifies any improvements, alterations, modifications and/or repairs necessary to correct violations of construction-related accessibility standards relating to those items of the Building and Project located outside the Premises that are Landlord’s obligation to repair pursuant to the express terms of this Lease, then Landlord shall perform such improvements, alterations, modifications and/or repairs as and to the extent required by applicable laws to correct such violations, and Tenant shall reimburse Landlord for the cost of such improvements, alterations, modifications and/or repairs within ten (10) business days after Tenant’s receipt of an invoice therefor from Landlord.

39. GENERAL PROVISIONS:

(a) Plats and Riders: Clauses, plats, and riders, if any, signed by the Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

(b) Joint Obligation: If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

(c) Marginal Headings: The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(d) Time: Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

(e) Quiet Possession: Upon Tenant paying the Rent reserved hereunder, and observing and performing all of the covenants, conditions, and provisions on Tenant’s part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

(f) Prior Agreements: This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

(g) Inability to Perform: Any prevention, delay or stoppage due to contractor strikes, lock- outs, inclement weather, contractor labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any such prevention, delay or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

(h) Intentionally Omitted.

(i) Intentionally Omitted.

(j) Landlord’s Personal Liability: The liability of Landlord (which, for purposes of this paragraph, shall include the owner of the Building if other than Landlord, affiliates, officers, employees, partners or principals) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord or any of them in the Building, and neither Landlord nor any partner, co-venturer, co-tenant, officer, director, employee, agent, or representative of Landlord (each a “Landlord Party”) shall have any personal liability whatsoever with respect thereto. Tenant hereby waives, to the extent waivable under the law, any right to satisfy any money judgment against Landlord or any Landlord Party resulting from any default by Landlord under the terms of this Lease except from Landlord’s interest in the Building. For purposes of this Section 39(j), the “interest of Landlord or any of them in the Building” shall include rents paid by tenants, insurance proceeds, condemnation proceeds, and proceeds from the sale of the Building (collectively, “Owner Proceeds”); provided, however, that Tenant shall not be entitled to recover Owner Proceeds from any Landlord Party (other than Landlord) or any other third party after they have been distributed or paid to such party; provided further, however, that nothing in this sentence shall diminish any right Tenant may have under law, as a creditor of Landlord, to initiate or participate in an action to recover Owner Proceeds from a third party on the grounds that such third party obtained such Owner Proceeds when Landlord was, or could reasonably be expected to become, insolvent or in a transfer that was preferential or fraudulent as to Landlord’s creditors.

(k) Separability: Any provisions of this Lease which shall prove to be invalid, void, and illegal shall in no way affect, impair, or invalidate any other provision hereof, and such other provisions shall remain in full force and effect.

(l) Choice of Law: This Lease shall be governed by the laws of the State in which the Premises are located.

(m) Signs: Tenant shall not place any sign upon the Premises without Landlord’s prior written consent. Any sign that Tenant has the right to place, construct, and maintain shall comply with all laws, and Tenant shall obtain any approval required by such laws. Landlord makes no representation with respect to Tenant’s ability to obtain such approval. Notwithstanding the foregoing to the contrary, Tenant, at its sole cost and expense, shall be entitled to place reasonable signage upon the Building in a location(s) approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed and, in compliance with applicable laws, statutes and ordinances.

(n) Project Name: Tenant may use the name of the Project in which the Premises are located in all Tenant’s advertising in connection with Tenant’s business at the Premises and for no other purpose, except with Landlord’s consent. Tenant shall not have or acquire any property right or interest in the name of the Project. Landlord reserves the right to change the name, title, or address of the Project or the address of the Premises at any time, and Tenant waives all claims for damages caused by such change.

(o) Late Charges: Tenant acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing charges, accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any delinquent installment of Base Rent is not received by Landlord within ten (10) days after written notice from Landlord to Tenant of Tenant’s failure to pay such Base Rent by the due date thereof, Tenant shall pay to Landlord an additional sum equal to three percent (3.00%) of such overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the administrative and other costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant’s default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

(p) Interest: Notwithstanding any other provisions of this Lease, any installment of Rent or other amounts due under this Lease not paid to Landlord when due shall bear interest from the date due or from the date of expenditure by Landlord for the account of Tenant, until the same have been fully paid, at a rate per annum which is the lesser of the “prime” or “reference” rate of interest announced or internally posted by the Bank of America, N.T. & S.A., plus two (2) percentage points, but not to exceed the highest rate permitted under applicable law (such lesser rate, the “Interest Rate”). The payment of such interest shall not constitute a waiver of any default by Tenant hereunder.

(q) Attorneys’ Fees: In the event any legal action is brought to enforce or interpret the provisions of this Lease, the prevailing party therein shall be entitled to recover all costs and expenses including reasonable attorneys’ fees. In addition, if either party becomes a party to any litigation concerning this Lease, the Premises, or the Building or other improvements, by reason of any act or omission of the other party or its authorized representatives, and not by any act or omission of the party that becomes a party to that litigation or any act or omission of its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to that party for reasonable attorneys’ fees and court costs incurred by it in the litigation.

(r) Modification: This Lease contains the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed. Any oral representations or modifications concerning this Lease shall be of no force or effect, excepting a subsequent modification in writing signed by the party to be charged.

(s) Execution: Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

(t) Successors and Assigns: Subject to the provisions of this Lease, this Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

(u) Waiver of California Code Sections: Notwithstanding any other provision of this Lease and in addition to any waivers which may be contained in this Lease, Tenant waives the provisions of Civil Code Section 1932(2) and 1933(4) with respect to the destruction of the Premises; Civil Code Sections 1932(1), 1941 and 1942 with respect to Landlord’s repair duties and Tenant’s right of repair; and Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises for public or quasi-public use by statute, by right of eminent domain, or by purchase in lieu of eminent domain. This waiver applies to future statutes enacted in addition or in substitution to the statute specified herein, and this waiver shall apply even though Tenant may be the subject of a voluntary or involuntary petition in bankruptcy.

(v) Government Energy or Utility Controls: In the event of imposition of federal, state or local governmental controls, regulations or restrictions on the use or consumption of energy or other utilities during the term, both Landlord and Tenant shall be bound thereby.

(w) Accord and Satisfaction; Allocation of Payments: No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant which is then due or delinquent.

(x) Changes Requested by Lender: Neither Landlord nor Tenant shall unreasonably withhold its consent to changes or amendments to this Lease requested by the lender on Landlord’s interest, so long as these changes do not alter the basic business terms of this Lease or otherwise diminish any right or increase any obligations of the party for whom consent to such change or amendment is requested.

(y) Furnishing Financial Statements: At such time that Tenant is not a publicly traded company, Tenant agrees that it shall promptly furnish any potential purchaser of the Premises and/or Landlord’s lender with financial statements reflecting Tenant’s current financial condition; provided, however, that (i) Tenant’s obligation to provide such financial statements shall not exceed two (2) times in any twelve month period, (ii) Tenant shall not be required to prepare updated financial statements from Tenant’s most recent prepared statements and (iii) the proposed recipient of such financial statements agrees to execute a commercially reasonable non-disclosure agreement.

(z) Counterparts/Electronic Signatures. This Lease may be executed in any number of counterparts, and all of such counterparts so executed together shall be deemed to constitute one and the same agreement, and each such counterpart shall be deemed to be an original provided all of the parties have fully executed the Lease. Unless otherwise prohibited by law, the parties agree and intend that an electronic copy of the signed Lease or an electronically signed Lease, has the same force and legal effect as if the Lease had been executed with an original ink signature. The term “electronic copy of the signed Lease” refers to a transmission of a copy of an original ink-signed Lease by facsimile, electronic mail (email), or other electronic or digital means in a portable document format. The term “electronically signed Lease” means the Lease that has been executed by a party by applying an electronic signature. An “electronic signature” means an electronic or digital sound, symbol, or process attached to or logically associated with an electronic or digital record (e.g., docusign) and executed or adopted by a person with the intent to sign the electronic record. The parties each represent, warrant and agree that the signatures, whether an ink-signed original or electronically signed Lease, by their respective signatories are intended to authenticate such signatures and to give rise to a valid, enforceable, and fully effective agreement when so executed by all the parties. The parties further agree if a party has evidenced its signature by forwarding an electronic copy of the signed Lease, it will confirm that signature by forwarding to the other party within ten (10) days an ink-signed original of the Lease but the failure to so forward an ink-signed original will not affect in any way the validity or enforceability of the Lease.

(aa) Recording: Tenant shall not record this Lease or a memorandum thereof, or any other reference to this Lease, without the prior written consent of Landlord. Notwithstanding the foregoing, Landlord and Tenant, upon the request of the other, shall execute and acknowledge a “short form” memorandum of this Lease for recording purposes; provided, however, that any such short form memorandum requested by Tenant shall include a statement providing that such memorandum shall automatically terminate upon the Commencement Date of the Lease. Tenant further agrees that it shall execute such reasonable document(s) required to remove such memorandum from title upon request by Landlord (but no sooner than thirty (30) days after the Commencement Date).

(bb) Execution of Lease, No Options: The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to Lease, or otherwise created any interest of Tenant in the Premises or any other Premises within the Building. This Lease shall not be binding on either party until both Landlord and Tenant have in fact signed and delivered this Lease to the other.

(cc) Reasonable Expenditures: Any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be reasonably incurred.

(dd) Generator: Tenant shall have the right to install, at Tenant’s cost but at no additional charge under the Lease, a generator on the roof of the Building subject to Landlord’s approval of the design and specifications thereof, which approval shall not be unreasonably withheld, conditioned or delayed and approval by the City of Mountain View for code compliance purposes.

(ee) Santa Clara Valley Transportation Authority’s Eco-Pass Program: Tenant hereby covenants and agrees to participate in and cooperate with the requirements of any and all transportation system management programs for the Building and/or the area in which the Building is located to the extent expressly required by any governmental entity having jurisdiction, including, without limitation, participation in the Santa Clara Valley Transportation Authority (VTA) Eco-Pass program or comparable transit subsidy program if such Eco- Pass program is no longer available and such other transit subsidy program for employees using transit modes outside of the VTA service area such as “Commuter Check”. Such programs may include, but shall not be limited to, car pools, van pools, and other ride sharing programs, public and private transit, and flexible work hours.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, this Lease is executed on the date and year first above written.

“Landlord”:

West Evelyn Bryant Office Partners, L.P., a California limited partnership

By:	West Evelyn Development, LLC, a California limited liability company, its general partner

By:	/s/ Daniel Minkoff
Daniel Minkoff, Member

By:	/s/ Jessica Minkoff
Jessica Minkoff, Member

By: The Percent Solution LLC, a California limited liability company, member

	By:	/s/ Terry Maas
Terry Maas, Managing Member

“Tenant”:

Confluent, Inc., a Delaware corporation

By:	/s/ Cheryl Dalrymple
Name: Cheryl Dalrymple
Title: Chief Financial Officer

Date:	4/19/2019

EXHIBIT A

DESCRIPTION OF LOT

EXHIBIT A

LEGAL DESCRIPTION

WEST EVELYN AVENUE AND BRYANT STREET

PARCEL ONE

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF MOUNTAIN VIEW, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE EASTERLY LINE OF BRYANT STREET (60 FOOT RIGHT-OF-WAY) WITH THE SOUTHERLY LINE OF WEST EVELYN AVENUE (69.65 FOOT RIGHT-OF-WAY, FORMERLY FRONT STREET);

THENCE RUNNING SOUTHERLY ALONG SAID EASTERLY LINE OF BRYANT STREET SOUTH 26°16’50” WEST A DISTANCE OF 110.54 FEET;

THENCE LEAVING SAID EASTERLY LINE SOUTH 63°34’44” EAST A DISTANCE OF 150.00 FEET TO THE WESTERLY LINE OF WILD CHERRY LANE (27’ RIGHT-OF-WAY);

THENCE ALONG SAID WESTERLY LINE OF WILE CHERRY LANE, NORTH 26°16’50” EAST A DISTANCE OF 110.35 FEET TO SAID SOUTHERLY LINE OF WEST EVELYN AVENUE ;

THENCE WESTERLY ALONG SAID SOUTHERLY LINE OF WEST EVELYN AVENUE NORTH 63°30’27” WEST A DISTANCE OF 150.00 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED PARCEL CONTAINS AN AREA OF 16,567 SQUARE FEET OR 0.38 ACRES MORE OR LESS.

THE PROPERTY DESCRIBED HEREON IS SHOWN ON THE ATTACHED PLAT, EXHIBIT B, AND BY REFERENCE, MADE A PART HEREOF.

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EXHIBIT A-1

GROSS LEASE MEASUREMENT

899 WEST EVELYN AVE - MOUNTAIN VIEW, CA 94041

BOMA CALCULATIONS - MODIFIED EXTERIOR GROSS AREA TOTALS

TENANT - LEVEL G1	4,184 SF
TENANT - LEVEL 1	14,729 SF
TENANT - LEVEL 2	16,356 SF
TENANT - LEVEL 3	16,363 SF
TENANT - LEVEL 4	15,839 SF
TENANT - ROOF (ENCLOSED)	2,220 SF

ADDITIONAL AREAS ADDED TO STANDARD EGA TOTALS
TENANT - ROOF TERRACE	5,784 SF

75,475 SF

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2

3

4

5

6

7

EXHIBIT B

FIRST AMENDMENT TO LEASE AND ACKNOWLEDGMENT

This First Amendment to Lease and Acknowledgment (“First Amendment”) is made as of                 , 201    , with reference to that certain Lease Agreement (“Lease”) by and between West Evelyn Bryant Office Partners, L.P., a California limited partnership, as “Landlord” therein, and Confluent, Inc., a Delaware corporation, as “Tenant” therein, regarding that certain premises (“Premises”) located at 899 West Evelyn Avenue, Mountain View, California, and which is more particularly described in the Lease.

The undersigned hereby confirms the following and the provisions of the Lease are hereby amended by the following:

1. That Tenant accepted possession of the Premises from Landlord on                            , 201 .

2. That in accordance with the Lease, the Commencement Date is                            , 201 , and that, unless sooner terminated, the Expiration Date is                        .

3. That the Lease is in full force and effect and that the same represents the entire agreement between Landlord and Tenant concerning Tenant’s lease of the Premises.

4. That, to Tenant’s knowledge without duty of inquiry, there are no existing defenses which Tenant has against the enforcement of the Lease by Landlord, and no offsets or credits against any amounts owed by Tenant pursuant to the Lease, except                                .

5. That Tenant has not made any prior assignment, hypothecation or pledge of the Lease or of the rents thereunder, except                        .

6. Except as modified herein, the Lease remains in full force and effect.

[Remainder of page left intentionally blank]

1

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date set forth below.

LANDLORD:				TENANT:

West Evelyn Bryant Office Partners, L.P., a California limited partnership				Confluent Inc., a Delaware corporation

By:	West Evelyn Development, LLC, a California limited liability company, its general partner

	By:		By:
		Daniel Minkoff, member	Name:
Title:
lts:

	By:		By:
		Jessica Minkoff, member	Name:
Title:
lts:

	By:	The Percent Solution LLC, a California limited liability company, member

By:
Terry Maas, Managing Member

2

EXHIBIT C

LETTER OF CREDIT

This LETTER OF CREDIT Addendum (“LC Addendum”) is made and entered into by and between WEST EVELYN BRYANT OFFICE PARTNERS, L.P., a California limited partnership (“Landlord”), and CONFLUENT, INC., a Delaware corporation (“Tenant”), and is dated as of the date of the Lease Agreement (“Lease”) by and between Landlord and Tenant to which this LC Addendum is attached. The agreements set forth in this Letter of Credit Addendum shall have the same force and effect as if set forth in the Lease. To the extent the terms of this LC Addendum are inconsistent with the terms of the Lease, the terms of this LC Addendum shall control.

1. Pursuant to the terms of Section 6 of the Lease, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under the Lease and to compensate Landlord for all losses and damages Landlord may suffer as a result of any default by Tenant under the Lease, an irrevocable and unconditional negotiable standby letter of credit (the “Letter of Credit”), in a form reasonably acceptable to Landlord and containing the terms required herein, running in favor of Landlord issued by a solvent, nationally recognized bank under the supervision of the Superintendent of Banks of the State of California, or a national banking association, in the amount of Eight Million One Hundred Fifty-One Thousand Three Hundred and No/100 Dollars ($8,151,300.00) (the “Letter of Credit Amount”).

2. Upon a default by Tenant under the Lease beyond applicable notice and cure periods, Landlord may, without notice or consent from Tenant, draw upon the Letter of Credit, in part or in whole, and the proceeds may be held by Landlord and used by Landlord to cure any default of Tenant and to compensate Landlord for all losses and damages relating to Tenant’s default. Landlord and Tenant acknowledge and agree that the Letter of Credit or any renewal thereof or any proceeds thereof shall not be (i) deemed to be or treated as a “security deposit” within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a “security deposit” within the meaning of such Section 1950.7. The parties hereto (A) recite that the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context (“Security Deposit Laws”) shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

3. The Letter of Credit shall be issued by a commercial bank reasonably acceptable to Landlord and (1) that is chartered under the laws of the United States, any State thereof or the District of Columbia; and (2) which has a short term deposit rating in the highest category from the Rating Agencies (which shall mean P-1 from Moody’s and A-1 from S&P) (collectively, the “LC Issuer Requirements”) (in connection therewith, Landlord hereby approves Silicon Valley Bank (“SVB”) as the issuer of the initial Letter of Credit, and agrees that the form of Letter of Credit from SVB attached hereto as Exhibit C-1 will be accepted by Landlord). In the event the issuer of the Letter of Credit is insolvent or is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, or if a trustee, receiver or liquidator is appointed for the issuer, then, effective as of the date of such occurrence, the Letter of Credit shall be deemed to not meet the requirements of this Section, and Tenant shall within ten (10) business days of written notice from Landlord deliver to Landlord a replacement Letter of Credit which otherwise meets the requirements of this LC Addendum and that meets the LC Issuer Requirements (and Tenant’s failure to do so shall, notwithstanding anything in this LC Addendum or Lease to the contrary, constitute a default by Tenant under the Lease subject to Section 24 of the Lease); or, alternatively, Tenant shall, within such ten business day period deliver cash to Landlord in the amount required above. The Letter of Credit shall be (i) at sight, irrevocable and unconditional, (ii) maintained in effect, whether through replacement, renewal or extension, for the period from the Commencement Date and continuing until the date (the “LC Expiration Date”) which is one hundred twenty (120) days after the expiration of the Term of the Lease (as it may be extended) or earlier termination of the Lease, and if not automatically renewable, Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit then held by Landlord, without any action whatsoever on the part of Landlord, (iii) subject to the International Standby Practice (1998 Revision) International Chamber of Commerce Publication #590 or the Uniform Customs And Practice For Documentary Credits (2007 Revision) International Chamber of Commerce Publication # 600, (iv) fully assignable by Landlord, and (v) permit partial draws. In addition to the foregoing, the form of the Letter of Credit shall be acceptable to Landlord and the terms of the Letter of Credit (and the bank issuing the same (the “Bank”)) shall be reasonably acceptable to Landlord, and shall provide, among other things, in effect that: (A) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit (1) upon the presentation to the Bank of Landlord’s (or Landlord’s then managing agent’s) written statement that such amount is due to Landlord under the terms and conditions of the Lease, or (2) in the event the Letter of Credit is not automatically renewable and Tenant, as applicant, shall have failed to provide to Landlord a new or renewal Letter of Credit satisfying the terms of this LC Addendum at least thirty (30) days prior to the expiration of the Letter of Credit then held by Landlord, it being understood that if Landlord or its managing agent be a limited liability company, corporation, partnership or other entity, then such statement shall be signed by a managing member (if a limited liability company), an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity) and (B) the Letter of Credit will be honored by the Bank without inquiry as to the accuracy thereof and regardless of whether Tenant disputes the content of such statement.

4. The Letter of Credit shall also provide that Landlord may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer its interest in and to the Letter of Credit to another party, person or entity, only if such transfer is a part of the assignment by Landlord of its rights and interests in and to the Lease and the Building. In the event of a transfer of Landlord’s interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant’s sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer and, Tenant shall be responsible for paying the Bank’s transfer and processing fees in connection therewith.

5. If, as result of any application or use by Landlord of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the Letter of Credit Amount, Tenant shall, within ten (10) business days after written notice from Landlord, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this LC Addendum, and if Tenant fails to comply with the foregoing, the same shall constitute a Default by Tenant subject to Section 24 of the Lease; or, alternatively, Tenant shall, within such ten business day period deliver cash to Landlord in the amount required above. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the LC Expiration Date and is not automatically renewable, a renewal thereof or substitute letter of credit, as applicable, shall be delivered to Landlord not later than thirty (30) days prior to the expiration of the Letter of Credit, which shall be irrevocable and automatically renewable as above provided through the LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be reasonably acceptable to Landlord. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and in accordance with the terms set forth in this LC Addendum, Landlord shall have the right to present the Letter of Credit to the Bank in accordance with the terms of this LC Addendum, and the proceeds of the Letter of Credit may be applied by Landlord for Tenant’s failure to fully and faithfully perform all of Tenant’s obligations under this Lease and against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any default by Tenant under this Lease. Any unused proceeds shall be held by Landlord as a cash security deposit in accordance with Section 6 of the Lease and need not be segregated from Landlord’s other assets and, at the expiration or earlier termination of the Lease, shall be returned to Tenant in accordance with Section 6 of the Lease. If a replacement Letter of Credit is thereafter delivered to Landlord in meeting the requirements of this LC Addendum, such unused proceeds held by Landlord shall be promptly returned to Tenant.

6. Tenant hereby acknowledges and agrees that Landlord is entering into the Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit in the event of any Default on the part of Tenant under the Lease beyond applicable notice and cure periods and to compensate Landlord for all losses and damages Landlord may suffer as a result thereof and Landlord may, at any time, but without obligation to do so, and without notice, draw upon the Letter of Credit, in part or in whole, for such purposes. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a “draw” by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw from the Letter of Credit. No condition or term of the Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant agrees and acknowledges that Tenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof. Landlord shall be entitled to draw upon the Letter of Credit and to apply the proceeds of the Letter of Credit against any unpaid rent or lease rejection damages sustained by Landlord in the event that Tenant (i) makes a general assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy or suffers the filing of an involuntary petition by creditors, or (iii) suffers the appointment of a receiver to take possession of all or substantially all of its assets where possession is not restored to Tenant within sixty (60) days. Tenant agrees and acknowledges that (i) the Letter of Credit constitutes a separate and independent contract between Landlord and the Bank, (ii) Tenant is not a third party beneficiary of such contract, (iii) Tenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim or rights to the Letter of Credit or the proceeds thereof by application of Section 502(b)(6) of the U.S. Bankruptcy Code or otherwise.

LANDLORD:				TENANT:

West Evelyn Bryant Office Partners, L.P., a California limited partnership				Confluent Inc., a Delaware corporation

By:	West Evelyn Development, LLC, a California limited liability company, its general partner			By:	/s/ Cheryl Dalrymple
Name: Cheryl Dalrymple
Title: Chief Financial Officer

	By:	/s/ Daniel Minkoff
Daniel Minkoff, member

	By:	/s/ Jessica Minkoff
Jessica Minkoff, member

	By:	The Percent Solution LLC, a California limited liability company, member

		By:	/s/ Terry Maas
Terry Maas, Managing Member

EXHIBIT C-1.

FORM OF APPROVED SVB LETTER OF CREDIT

L/C DRAFT LANGUAGE

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

ISSUE DATE:

ISSUING BANK:

SILICON VALLEY BANK

3003 TASMAN DRIVE

2ND FLOOR, MAIL SORT HF210

SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:

WEST EVELYN BRYANT OFFICE PARTNERS, L.P.

6272 VIRGO ROAD

OAKLAND, CA 94611

ATTN: DANIEL MINKOFF

APPLICANT:

CONFLUENT, INC.

101 UNIVERSITY AVE. STE 111

PALO ALTO, CA 94301

AMOUNT:	US$8,151,300.00 (EIGHT MILLION ONE HUNDRED FIFTY ONE THOUSAND THREE HUNDRED AND XX/100
U.S. DOLLARS)

EXPIRATION DATE:            SVB WILL PUT A SPECIFIC DATE HERE THAT’S 1 YEAR ISSUANCE HERE

PLACE OF EXPIRATION:    ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF                 IN YOUR FAVOR AVAILABLE BY PAYMENT AGAINST YOUR PRESENTATION TO US OF THE FOLLOWING DOCUMENT:

1. BENEFICIARY’S SIGNED AND DATED STATEMENT STATING AS FOLLOWS:

“A DEFAULT (AS DEFINED IN THE LEASE) OR OTHER OCCURRENCE UNDER THE LEASE PREMITTING THE PRESENTATION FOR PAYMENT OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT HAS OCCURRED UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN CONFLUENT, INC., AS TENANT, AND WEST EVELYN BRYANT OFFICE PARTNERS, L.P., AS LANDLORD, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED TO DATE. THE UNDERSIGNED HEREBY CERTIFIES THAT: (I) THE UNDERSIGNED IS AN AUTHORIZED REPRESENTATIVE OF LANDLORD; (II) LANDLORD IS THE BENEFICIARY OF LETTER OF CREDIT NO. SVBSF                 ISSUED BY SILICON VALLEY BANK; (III) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT (TO THE EXTENT REQUIRED) PURSUANT TO THE TERMS OF THE LEASE; (IV) SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THE LETTER OF CREDIT; (V) LANDLORD IS AUTHORIZED TO DRAW DOWN ON THE LETTER OF CREDIT; AND (VI) LANDLORD WILL HOLD THE FUNDS DRAWN UNDER THE LETTER OF CREDIT AS SECURITY DEPOSIT FOR TENANT OR APPLY SAID FUNDS TO TENANT’S OBLIGATION UNDER THE LEASE. THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$                , WITH PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY)”

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND TO YOU A NOTICE BY REGISTERED OR CERTIFIED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND APRIL 30, 2021. IN THE EVENT WE SEND SUCH NOTICE OF NON-EXTENSION, YOU MAY DRAW HEREUNDER BY YOUR PRESENTATION TO US OF YOUR SIGNED AND DATED STATEMENT STATING THAT YOU HAVE RECEIVED A NON-EXTENSION NOTICE FROM SILICON VALLEY BANK IN RESPECT OF LETTER OF CREDIT NO. SVBSF            , YOU ARE DRAWING ON SUCH LETTER OF CREDIT FOR US$            , AND YOU HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT ACCEPTABLE TO YOU.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE REQUIRED DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF 210, SANTA CLARA, CA 95054, ATTENTION: GLOBAL TRADE FINANCE.

FACSIMILE PRESENTATIONS ARE ALSO PERMITTED. SHOULD BENEFICIARY WISH TO MAKE A PRESENTATION UNDER THIS LETTER OF CREDIT ENTIRELY BY FACSIMILE TRANSMISSION IT NEED NOT TRANSMIT THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENTS, IF ANY. EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408) 496-2418 OR (408) 969-6510; AND UNDER CONTEMPORANEOUS TELEPHONE ADVICE TO: (408) 654-6274 OR (408) 654-7716, ATTENTION: GLOBAL TRADE FINANCE. ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST.

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE BUT NOT IN PART ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE (PROVIDED, THAT IN ADDITION TO SUCH SINGLE BENEFICIARY, THIS LETTER OF CREDIT IS ASSIGNABLE BY THE HOLDER HEREOF TO SUCH HOLDER’S LENDER COLLATERALLY OR OTHERWISE) AND FOR THE THEN AVAILABLE AMOUNT, ASSUMING THE TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINALS OR COPIES OF ALL AMENDMENTS, IF ANY, TO THIS LETTER OF CREDIT MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT A DULY EXECUTED. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. APPLICANT SHALL PAY OUR TRANSFER FEE OF 1⁄4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT. EACH TRANSFER SHALL BE EVIDENCED BY EITHER (1) OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE OR (2) OUR ISSUING A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

AUTHORIZED SIGNATURE                 AUTHORIZED SIGNATURE

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

EXHIBIT A

TRANSFER FORM

DATE:

TO: SILICON VALLEY BANK
3003 TASMAN DRIVE	RE: IRREVOCABLE STANDBY LETTER OF CREDIT
SANTA CLARA, CA 95054	NO. ISSUED BY
ATTN: GLOBAL TRADE FINANCE	SILICON VALLEY BANK, SANTA CLARA
STANDBY LETTERS OF CREDIT	L/C AMOUNT:

LADIES AND GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO EITHER (1) ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR (2) ISSUE A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

SINCERELY,	SIGNATURE AUTHENTICATED

(BENEFICIARY’S NAME)	The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.
(SIGNATURE OF BENEFICIARY)
(Name of Bank)
(NAME AND TITLE)
(Address of Bank)
(City, State, ZIP Code)
(Authorized Name and Title)
(Authorized Signature)
(Telephone number)

EXHIBIT D

FORM OF SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

[TO BE ADDED]

NET LEASE AGREEMENT

between

WEST EVELYN BRYANT OFFICE PARTNERS, L.P.

a California limited partnership and

CONFLUENT, INC.,

a Delaware corporation